Aravive Corporate Presentation October 2019 © 2019 Aravive, Inc. Exhibit 99.1

Important Information Forward-Looking Statements This presentation contains forward-looking statements that may discuss Aravive’s plans, goals, intentions and expectations as to future trends, events, results of operations, financial condition or other matters. Forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and they often include words such as “may,” “will,” “should,” “would,” “expect,” “anticipate,” “plan,” “likely,” “believe,” “estimate,” “project,” “intend,” and other similar expressions. Statements that are not historical facts are forward-looking statements. Forward-looking statements included in this presentation include statements regarding Aravive’s planned clinical activities, including the design, initiation, patient enrollment and availability of data from clinical studies, future indications and cash position and the anticipated safety, activity and manufacturability of Aravive’s product candidates. Forward-looking statements are based on Aravive’s current beliefs and assumptions, are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: the unpredictability of clinical development activities; risks related to Aravive’s ability to estimate and control its operating expenses; Aravive’s ability to protect its intellectual property rights; changes in the competitive environment; and legislative, regulatory, political and economic developments. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in Aravive’s most recent Annual Report on Form 10-K, Quarterly Report on Form 10-Q and Current Reports on Form 8-K filed with the Securities and Exchange Commission. Except as required by law, Aravive undertakes no obligation to revise or update any forward-looking statement or to make any other forward-looking statements, whether as a result of new information, future events or otherwise. © 2019 Aravive, Inc.

AVB-500 Offers First and Potentially Best-In-Class Opportunity in Oncology and Fibrosis © 2019 Aravive, Inc. Uniquely positioned in competitive landscape Robust pipeline addressing significant drivers of mortality in oncology and fibrosis: metastasis and drug resistance AVB-500: high affinity decoy protein, a potent and selective drug targets GAS6/AXL signaling Validated pathway drives activation, migration and invasion of abnormal cells Suppresses GAS6 to undetectable levels in early clinical studies; prolonged target engagement Safety and tolerability profile to date support use as combination and/or maintenance therapy Compelling early efficacy signal in platinum-resistant ovarian cancer No adverse events that limit dosing Overall response rates of 33-50% in combination with chemotherapy in the initial 12 patients with PROC in P1b Statistically significant relationship between response rates and AVB-500 drug levels in the blood (p-value <0.04) In the initial 28 patients, 72% clinical benefit rate with high drug levels vs. 17% with low drug levels (p< 0.03 at 95% CI) Expanded P1b portion to validate efficacy signal, evaluate higher doses and explore the most efficient regulatory path to approval Additional programs advancing into the clinic in high need indications Kidney fibrosis (IgA nephropathy) trial initiation anticipated in 4Q 2019 Renal cell carcinoma trial initiation anticipated in 4Q 2019-1Q 2020

Robust Development Pipeline in Oncology and Fibrosis © 2019 Aravive, Inc. **Phase 1 was conducted in healthy volunteers, allowing any next AVB-500 study to be either a phase 1b or phase 2 study Expansion into additional oncology indications where pre-clinical and biological rationale is strong Indication Preclinical Phase 1 Phase 2 Phase 3 Phase 1* Phase 1b AVB-S6-TBD Ovarian platinum resistant Clear Cell Renal Cell Carcinoma 3rd Oncology (undisclosed indication) Kidney Fibrosis Chronic Fibrosis (undisclosed indication) AVB-500 Status: Initiation expected 4Q2019/1Q2020 Status: Expansion underway to confirm early efficacy signal Status: Initiation expected 2019

AXL Tyrosine Kinase Promotes Invasion, Metastasis, and Resistance AXL is a member of tyrosine kinases that include Tyro3, AXL, and Mer (TAMs) AXL is activated by a single ligand, growth arrest–specific 6 (GAS6); Mer and Tyro3 can be activated by GAS6 and Protein S 1 Upregulated in many cancers 2, AXL overexpression linked to metastasis 3,4, poor survival 5-7, and drug resistance 8,9 Unusually strong binding affinity between GAS6 and AXL of ~ 30 pM makes development of inhibitors to the pathway challenging 1 1 J Clin Invest. 2017;127(1):183–198. 2 Adv Cancer Res. 2008;100:35–83. 3 Oncogene. 2009;28(39):3442–3455 4 Cancer Res. 2010;70(19):7570–7579 5 Proc Natl Acad Sci U S A. 2006;103(15):5799–5804 6 Ann Diagn Pathol. 2013;17(5):425–429 7 Proc Natl Acad Sci U S A. 2010;107(3):1124–1129 8 Nat Genet. 2012;44(8):852–860 9 Cancer Res. 2013;73(1):331–340 Figure from Clinical Science Apr 01, 2012, 122 (8) 361-368 © 2019 Aravive, Inc.

GAS6/AXL Signaling Critical in Resistant Metastatic Ovarian Cancer AXL in 0% (0/10) of normal ovarian tissue AXL in 73% (219/297) ovarian tumor samples including low grade serous, endometroid and advanced stage tumors1 Preclinical in vitro 1,2,3 Inhibition decreases invasion/migration Preclinical in vivo 1,2,3 Inhibition decreases tumor Correlates with chemoresistance to carboplatin and paclitaxel Inhibition improves sensitivity to platinum and taxane therapies 1 Rankin et al, Cancer Res. Oct 1; 70 (19) 2010 2 Divine et al, Oncotarget 7 (47) 2016; Quinn et al, Mol Cancer Ther November 26 2018; Kariolis et al, J Clin Invest. 2017 3 Quinn et al. Mol Cancer Therapeutics 2019 © 2019 Aravive, Inc.

AVB-500 Inhibits AXL Signaling by Neutralizing GAS6, Sole Ligand for AXL

- **AXL-Fc protein engineered for very high affinity for GAS6**
  - ~200 fold greater than native AXL
- Favorable safety and PK profile
  - GAS6 not needed by normal tissue
  - GLP preclinical studies demonstrate ≥ 30-fold safety margin (relative to max feasible dose in tox)
  - As biologic, does not compete for metabolism with chemotherapies; facilitates combination with other therapies
- Small molecules targeting AXL can have off target activities

Strong IP position on GAS6 inhibition

Proprietary biomarker tests to monitor GAS6 levels; serum GAS6 levels associated with efficacy in preclinical studies

Robust CMC

- Drug candidate manufactured at high yield and purity


GAS6
IG2
IG1
hIG1

J Clin Invest. 2017;127(1):183–198

© 2019 Aravive, Inc.

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Attractive Drug Attributes Biomarker driven clinical development to accelerate program Low toxicity and no anticipated drug-drug interactions facilitate combination studies (unlike small molecules) © 2019 Aravive, Inc. The ability to combine with common standards of care allows access to a large total accessible market Robust chemistry manufacturing control with High yield and purity

Trial Design Dosed 42 Healthy Volunteers Two-dosing regimens: SAD portion consisting of 4 sequential dose escalation cohorts RD portion consisting of 4 single doses once weekly Primary objective to assess safety and tolerability Secondary objective to assess PK/PD and to establish proof-of-mechanism Top-line Results Treatment-emergent adverse events generally mild, transient and self-limiting. No serious or dose-related adverse events reported. Serum GAS6 levels suppressed until weeks 3 and 4 following single doses of 5 mg/kg and 10 mg/kg, respectively Weekly administration of 5 mg/kg resulted in suppression of sGAS6 in 4 out of 6 subjects for at least 3 weeks after the fourth dose 10 mg/kg every other week selected as the initial dose in the Phase 1b clinical trial © 2019 Aravive, Inc. AVB-500 Demonstrates Tolerability & Proof-of-Mechanism in Phase 1 Trial A Single-blind, Randomized, Placebo-controlled, Phase 1, Single Ascending-dose (SAD) and Repeat-dose (RD), Safety and Tolerability Study of Intravenous AVB-S6-500 in Healthy Subjects Status: Completed, data presented at EORTC-NCI-AACR 2018

AVB500-OC-002: A P1b Study of AVB-500 in Combination with Single Agent Chemotherapy in Platinum-Resistant Ovarian Cancer

Key Eligibility Criteria

- 1-3 prior lines
- Measurable disease
- Platinum free interval ≤ 6mo after most recent platinum-containing regimen
- Adenocarcinoma NOS, high grade endometroid adenocarcinoma, mixed epithelial (≥ 80% high grade serous), high grade serous, or undifferentiated carcinoma
- ECOG performance status 0-1


AVB + PLD
n=6
AVB + PAC
n=6
Goals for expansion:
1. Safe & tolerated
2. AVB serum biomarker targets met
Expansion Cohort
PAC: n = 18
PLD: n = 18

AVB-S6-500 (AVB): 10 mg/kg q14 days
Pegylated liposomal doxorubicin (PLD): 40 mg/m^2 d1; 28 day cycle
Paclitaxel (PAC): 80 mg/m^2 day 1, day 8, day 15; 28-day cycle

NOS= Not Otherwise Specified
ECOG= Eastern Cooperative Oncology Group

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Distribution of Baseline Characteristics and Prognostic Factors (NCT03639246) (Efficacy Population) Pac arm (n=6) PLD arm (n=6) Age, years median (min, max) 63.5 (55, 82) 66 (53, 81) Prior lines 1 0 3 (50) 2 5 (83) 2 (33) 3 1 (17) 1 (17) Platinum Free Interval > 3mo 4 (67) 4 (67) < 3mo 2 (33) 2 (33) ECOG 0 5 (83) 4 (67) 1 1 (17) 2 (33) © 2019 Aravive, Inc.

First Cycle Safety Data for the First 12 Patients (NCT03639246) Number of Subjects With (Safety Population) AVB+Pac (n=6) AVB+PLD (n=7) AE 6 (100) 5 (71.4) SAE 0 0 Dose Limiting Toxicity 0 0 Related AE with G>3 0 0 N=3 had Grade 2 infusion reactions with AVB infusion. A premedication regimen (anti-H2, anti-H1 ± steroid) now used for all pts in C1 per a subsequent protocol amendment. There have been no AVB-related infusion reactions in premedicated patients. Adverse Events (Preferred Term) Experienced During the First Cycle of Treatment by More Than 1 Patient in each Cohort (Safety Population) AVB+Pac (N=6) N (%) AVB+PLD (N=7) N (%) Constipation Nausea Vomiting 2 (33.3) 2 (28.6) 3 (42.9) 2 (28.6) Fatigue 3 (50.0) 2 (28.6) Headache 2 (28.6) Infusion related reaction 2 (28.6) © 2019 Aravive, Inc.

Best Response Determined by Investigator-Assessed RECIST 1.1 for First 12 Patients * 2 Progressive Disease patients (both in Pac arm) are not shown as CTs were not obtainable at time of progression AVB+Pac AVB+PLD Response Rate AVB+PLD = 33% AVB+Pac = 50% Overall = 42% Clinical Benefit = 58% Clinical Benefit = partial response + stable disease © 2019 Aravive, Inc.

Current Average Treatment Duration for Responders in First 12 Patients is 7 Months 4/5 PRs still ongoing 2 of the 4 continue to receive chemo + AVB 2 of the 4 are currently receiving AVB alone (no more chemotherapy) AVB+Pac AVB+PLD partial response (PR) progressive disease (PD) Time on Treatment (days) © 2019 Aravive, Inc.

Response Rates for Standard of Care in Platinum Resistant Ovarian Cancer are Well-Established at ~11 % (10-15%)

Study (Ref#)	GEM vs PLD Ph3 (1)	Trabectedin (2)	Patupilone Ph3 (3)	PRECEDENT (4)	PLD vs TOPO Ph3 (5)	TOPO vs PAC, Ph3 (6)	Weekly vs Q3W PAC (7)	Gem vs PLD Ph3 (8)	CLIO (9)	AURELIA (10)	GOG 126- (11)	TRINOVIA-1 (12)	Canfosfamide Ph3 (13)	CORAIL (14)
PLD	7/60 (11.7%)	14/115 (12%)	33/416 (8%)	6/49 (12%)	16/130 (12%)	-	-	11/70 (16%)	-	5/64 (8%)	-	-	23/217 (11%)	27/221 (12%)
PAC	-	-	-	-	-	3/26 (12%)	38/103 (37%)	-	-	16/55 (29%)	11/47 (23%)	129/433 (30%)	-	-
PLD or PAC	-	-	-	-	-	-	-	-	2/19 (11%)	17/144 (11.8%)	-	-	-	-
Comments		a	b,c	a, c	a	a	d	c	e	a, b, e	a	c	e	d

Comments:

[a] Patients had fewer lines of therapy relative to AVB500-OC-002

[b] Not all patients had measurable disease at baseline

[c] Response rate included patients who were platinum sensitive

[d] Patients could not have more than 1 prior platinum containing regimen

[e] Response rate not presented separately for other chemotherapies (eg CLIO included physician choice of PLD/PAC/Topo/Gem; canfosfamide study included physician choice of PLD/Topo; CORAIL included physician choice of PLD/Topo; AURELIA study grouped PLD/PAC and TOPO response rates together)

[f] Central reader assessed rates

Review paper: Davis et al, Gynecologic Oncology 133 (2014) 624–631

Primary References:

(1) J Clin Oncol. 2007 Jul 1;25(19):2811-8

(2) J Clin Oncol. 2010 Jul 1;28(19):3107-14

(3) J Clin Oncol. 2012 Nov 1;30(31):3841-7

(4) J Clin Oncol. 2013 Dec 10;31(35):4400-6

(5) J Clin Oncol. 2001 Jul 15;19(14):3312-22.

(6) J Clin Oncol. 1997 Jun;15(6):2183-93.

(7) Acta Oncol. 2002;41(5):418-24.

(8) J Clin Oncol. 2008 Feb 20;26(6):890-6

(9) Journal of Clinical Oncology 2019 37:15_suppl, 5507-5507

(10) J Clin Oncol. 2014 May 1;32(13):1302-8, J Clin Oncol. 2015 Nov 10;33(32):3836-8

(11) Gynecol Oncol. 2011 Jul;122(1):111-5

(12) Lancet Oncol. 2014 Jul;15(8):799-808.

(13) Eur J Cancer. 2009 Sep;45(13):2324-32.

(14) Annals of Oncology (2018) 29 (suppl_8): viii332-viii358

© 2019 Aravive, Inc.

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Conclusions Based on Available Data from the First 12 Patients AVB500 effectively sequesters serum GAS6, the sole ligand for AXL, in platinum-resistant ovarian cancer patients AVB500 administration not associated with any dose-limiting toxicities nor serious adverse events Infusion reactions mitigated by premedication Efficacy data from these patients show early proof of concept with best overall response rate by investigator-determined RECIST that is better than historical control © 2019 Aravive, Inc.

 Data not mature beyond the initial 12 patients; mature data anticipated end of the year  AVB-500 continues to be well tolerated Current response rates correlate with drug exposure: Peak and trough levels after first dose of AVB-500 predict anti-tumor activity Peak drug level correlates with response rate (PR) and clinical benefit rate (PR + SD) with statistically significant p-values of 0.0236, 0.0337 respectively * 72.7% clinical benefit rate (SD + PR) in patients with peak drug level > 225 mg/L (high drug level) vs. 17.6% in those with <= 225 mg/L (low drug level); p-value was 0.0118* at 95% CI. 27.3% of patients with high drug levels progress (PD) vs. 82.4% with low drug levels No apparent differences in baseline characteristics and demographics of the patients, suggesting drug exposure is primary driver of anti-tumor activity The clinical benefit rate in the initial 28 patients is currently at 61% with 25% percent PR. As the data continues to mature, the best response rates are subject to change. Doses increased to 15 and 20mg/kg in the P1b study to increase exposures and potentially response rate Update on First 28 Evaluable Patients in the Study *The company cautions that the statistical significance associated with these estimates is marginal, given n=28 and results should be interpreted with caution. © 2019 Aravive, Inc.

Drug Exposure-Response Relationship in Initial 28 Patients Cmax C1D1.1 Trough C1D15 AVB-500 Concentration (mg/L) AVB-500 Concentration (mg/L) PD = progressive disease SD = stable disease PR = partial response © 2019 Aravive, Inc.

Platinum Resistant Ovarian Cancer

Data from Additional Doses (15 and 20mg/kg) Anticipated Middle of 2020

Data will inform regulatory strategy; company will explore potential for accelerated approval with FDA if exposure-response relationship and efficacy signal confirmed

Anticipated Phase 2 or 3 Trial Design


Total N = 120
Platinum Resistant Ovarian Cancer
1-3 prior lines
Pac Cohort
PLD Cohort
Arm 1
AVB-S6-500 + Pac
Arm 2
Pac
Arm 3
AVB-S6-500 + PLD
Arm 4
PLD

- Randomized (2:1), double-blind, placebo-controlled study to compare efficacy and tolerability of AVB-S6-500 in combination with PLD or Pac versus placebo plus PLD or Pac
- Primary objective to assess anti-tumor activity of AVB-S6-500 in combination with Pac Or PLD as measure by PFS
- Secondary objectives include assessment of PK/PD and additional efficacy endpoints (ORR, OS, DOR, DCR)

Pac = Paclitaxel   PLD = Pegylated Liposomal Doxorubicin

© 2019 Aravive, Inc.

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Robust Development Pipeline in Oncology and Fibrosis © 2019 Aravive, Inc. **Phase 1 was conducted in healthy volunteers, allowing any next AVB-500 study to be either a phase 1b or phase 2 study Expansion into additional oncology indications where pre-clinical and biological rationale is strong Indication Preclinical Phase 1 Phase 2 Phase 3 Phase 1* Phase 1b AVB-S6-TBD Ovarian platinum resistant Clear Cell Renal Cell Carcinoma 3rd Oncology (undisclosed indication) Kidney Fibrosis Chronic Fibrosis (undisclosed indication) AVB-500 Status: Initiation expected 4Q2019/1Q2020 Status: Expansion underway to confirm early efficacy signal Status: Initiation expected 2019

Experienced, Methodical, Efficient Development Execution

Strong Clinical Development Team

Achieved Milestones

Dev Plan Enabled Bifurcated Strategy- Oncology and Fibrosis

- 4Q 2017- IND filed
- 1Q 2018- FIH in NHV initiated
- 2Q 2018- POM in NHV
- 3Q 2018- Tolerability in NHV
- 4Q 2018- P1b in Ovarian Cancer initiated
- 2Q 2019- POM in Ovarian Cancer
- 2Q 2019- Tolerability in Ovarian Cancer
- 3Q 2019- Early POC in Ovarian Cancer
- 3Q 2019- Expanded P1b Ovarian Cancer

Upcoming Milestones

- 4Q 2019 to 1Q20- Detailed data report on first 30 patients of Ph1b Ovarian on 10 mg/kg
- 4Q2019- Kidney fibrosis trial initiation
- 4Q2019/1Q2020- Renal cell carcinoma trial initiation
- Mid-2020- topline results on full expansion cohort of Ph1b Ovarian on 15 and 20 mg/kg
- Mid-2020- P2/P3 Platinum-resistant ovarian cancer initiation
- 2020- Safety and early efficacy in kidney fibrosis

FIH=first in human; IND= investigational new drug application; POM=proof of mechanism; POC=proof of concept; R2PD=recommended P2 dose

© 2019 Aravive, Inc.

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Financials and Capitalization NASDAQ: ARAV; Shares Outstanding*: 11.3M basic © 2019 Aravive, Inc. * As of June 30, 2019 Cash and cash equivalents*: $48.4M Cash and cash equivalents expected to enable the company to fund its operating plans through 2020

AVB-500 Offers First and Potentially Best-In-Class Opportunity in Oncology and Fibrosis © 2019 Aravive, Inc. Uniquely positioned in competitive landscape Robust pipeline addressing significant drivers of mortality in oncology and fibrosis: metastasis and drug resistance AVB-500: high affinity decoy protein, a potent and selective drug targets GAS6/AXL signaling Validated pathway drives activation, migration and invasion of abnormal cells Suppresses GAS6 to undetectable levels in early clinical studies; prolonged target engagement Safety and tolerability profile to date support use as combination and/or maintenance therapy Compelling early efficacy signal in platinum-resistant ovarian cancer No adverse events that limit dosing Overall response rates of 33-50% in combination with chemotherapy in the initial 12 patients with PROC in P1b Statistically significant relationship between response rates and AVB-500 drug levels in the blood (p-value <0.04) In the initial 28 patients, 72% clinical benefit rate with high drug levels vs. 17% with low drug levels (p< 0.03 at 95% CI) Expanded P1b portion to validate efficacy signal, evaluate higher doses and explore the most efficient regulatory path to approval Additional programs advancing into the clinic in high need indications Kidney fibrosis (IgA nephropathy) trial initiation anticipated in 4Q 2019 Renal cell carcinoma trial initiation anticipated in 4Q 2019-1Q 2020

Thank You © 2019 Aravive, Inc.